UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Semi-Annual Report
For the Six Months Ended
April 30, 2020

First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Semi-Annual Letter from the Chairman and CEO
April 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2020.
Just one month ago, I noted in a letter to shareholders that a handful of states were set to open some “nonessential” businesses by early May. As of May 20, 2020, I am pleased to report that all 50 states and U.S. territories have eased some restrictions on businesses and social activity. Keep in mind, however, that the plan does entail governors phasing in the opening of businesses in the coming weeks or potentially months, so I see this news as essentially marking the beginning of the rebuilding process for the U.S. economy. We all need to be aware as well of the possibility of an uptick or even surge in the coronavirus (“COVID-19”) infections as more people venture out of their homes. Prior to the last couple of weeks or so, the stay-at-home mandate severely restricted the movements of close to 315 million Americans, according to The Washington Post. To put this further into perspective, because so many stores have been closed and so many people have been hunkering down at home, retail-store traffic in the U.S. plunged 91.2% year-over-year for the week ended May 16, 2020, according to Bloomberg. Truly amazing!
In this COVID-19 pandemic, there appears to be a notable disconnect between the state of the U.S. economy, which is expected to go from bad to downright terrible between the first quarter and second quarter of the year, and the performance of the stock market, which has been much better than expected. While the data and commentary in this report are technically supposed to run through April 30, 2020, I feel compelled to offer insight that is as up to date as possible. The 2020 peak in the stock market, as measured by the S&P 500® Index (the “Index”), occurred on February 19. That day also marked the all-time high for the Index. From February 19, 2020, through March 23, 2020, the Index declined by 33.92% on a price-only basis (no dividends included), according to Bloomberg. We should note that the Index slid into bear market territory on March 12, 2020. A bear market is defined by a 20% or greater decline in price from its most recent peak. That took just 16 trading days, the quickest plunge into a bear market ever. From March 23, 2020 through May 20, 2020, the Index staged an impressive rebound, posting a price-only gain of 32.82%, according to Bloomberg. As of May 20, 2020, the Index stood just 12.24% below its all-time high set on February 19, 2020. But the game, as they say, is not over. Even though stocks have rebounded significantly from their March lows, 68% of the money managers that participated in the most recent Bank of America global fund manager survey believe that stocks are still in a bear market, according to MarketWatch. What are they likely concerned about? In addition to a dismal economic outlook for the near-term, research from Bespoke Investment Group, an independent research firm, indicates that there have been 25 bear markets since 1928 and 60% of the time the Index declined a second time during the bear market and went on to establish a new low for the period.
With respect to the state of the economy, the Congressional Budget Office announced on May 19, 2020, that it sees real U.S. gross domestic product (“GDP”) declining by an annualized 38% in the second quarter of 2020, reportedly in line with Wall Street economists, according to CNBC. Some estimates are more dire. The GDP estimate from the Atlanta Federal Reserve calls for a 42% plunge. These numbers are so large in scope they are mind-boggling. The Bureau of Economic Analysis is scheduled to release its GDP report on July 30, 2020. Until then, we may continue to have a disconnect between the economy and the markets. Let us hope it is as positive as the one we are currently enjoying.
The U.S. government shut down huge chunks of our economy in order to protect lives and prevent our health care system from being overwhelmed by COVID-19 patients. Our economic woes, in other words, are man-made. The remedies to this pandemic will also likely be man-made. They could come in the form of therapeutics and/or a vaccine. Perhaps more than one vaccine. At this stage of the pandemic fight, we have one message for investors: Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of April 30, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$13.29
Common Share Net Asset Value (“NAV”)	$14.52
Premium (Discount) to NAV	(8.47)%
Net Assets Applicable to Common Shares	$61,168,559
Current Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	5.42%
Current Distribution Rate on NAV(2)	4.96%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	5 Years Ended 4/30/20	10 Years Ended 4/30/20	Inception (5/25/05) to 4/30/20
Fund Performance(3)
NAV	-0.06%	1.96%	3.16%	3.91%	5.38%
Market Value	-2.51%	3.61%	3.58%	3.91%	4.44%
Index Performance
Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index	3.47%	7.77%	3.06%	3.29%	4.17%
Portfolio Characteristics
Weighted Average Effective Duration	1.68 Years
Weighted Average Effective Maturity	3.91 Years

Asset Classification	% of Total Investments
U.S. Government Agency MBS	53.1%
Mortgage-Backed Securities	39.8
Asset-Backed Securities	1.0
Cash & Cash Equivalents	6.1
Total	100.0%
Credit Quality(4)	% of Total Fixed-Income Investments
AAA	3.1%
AA+	6.3
AA	3.8
AA-	0.8
A+	2.1
A	1.7
A-	0.3
BBB+	0.3
BBB	0.3
BBB-	0.8
BB+	0.1
BB-	0.3
B+	0.3
B	0.7
B-	0.1
CCC	0.9
CCC-	0.1
CC	4.5
Not Rated	14.3
Government	53.1
Cash & Cash Equivalents	6.1
Total	100.0%
(1)	Most recent distribution paid or declared through 4/30/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The ratings are by Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. Sub-investment grade ratings are those rated BB+ or lower. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government”. Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The 2020 fiscal year began relatively calm compared to recent events, being driven primarily by policy decisions related to the trade war between the U.S. and China. Now with the coronavirus (“COVID-19”) pandemic and its effects rippling through the domestic and global economies, profound changes can be seen in both bond and equity market fundamentals, risk factors and valuations. Due to the nature of this pandemic, the reversal in monetary policy driven by the trade war was put into overdrive. In response, the Federal Reserve (the “Fed”) began a new phase of seemingly limitless quantitative easing, and reinstated programs that were last relied upon during the Great Recession. It also began to roll out new programs, expanding the range of covered asset classes, providing a backstop to the significant dislocations and severe illiquidity that occurred. The Fed further aided markets by cutting rates 1.00%, and also setting the lower bound of the Fed Funds rate at 0%. The Fed was not alone in providing aid, as Congress stepped in with a large stimulus package to help Americans weather COVID-19 and its effects. An additional round of aid is being debated as certain states begin the process of reopening. Treasury issuance as a result has soared to buoy government spending, with rates reaching record lows on certain maturities as the appetite for safe haven assets remains elevated. For example, 10-Year Treasury rates declined precipitously by 105 basis points (“bps”) to close at 0.64% on April 30, 2020. COVID-19 did not discriminate, affecting nearly every aspect of the broader markets, including Agency MBS, which initially saw large spread widening moves following ramp ups in refinancing activity. This was followed by leveraged funds coming under massive pressure as Agency MBS spreads widened dramatically from the low 40’s Treasury option-adjusted spread (“OAS”), to a wide of 136 OAS before tightening to 85 OAS by the end of the period. At 85 OAS, Agency mortgages are still meaningfully wide to historical trends, but new challenges await. Forbearance has been rising as payment relief is offered to borrowers that have been negatively impacted by the economic fallout from Covid-19.
Performance Analysis
During the first half of the 2020 fiscal year, the Fund returned -0.06% on a net asset value (“NAV”) basis, and -2.51% on a market price basis.
During the same period, the Bloomberg Barclays U.S. MBS Index (the “Index”) returned 3.47%.
During this period, the Fund underperformed the Index by 3.53% net of fees, on a NAV basis and 5.98% on a market price basis. The Fund owns a significant amount of Non-Agency and Interest Only Agency MBS securities that experienced substantially more spread widening than the generic Agency MBS pass-through sub-sector, which makes up the benchmark, leading to noticeable underperformance. The Fund also utilized short positions in treasury futures, which were mildly detrimental to the Fund’s performance over the same period. Duration continues to be managed and is now relatively neutral versus the benchmark.
Fund and Market Outlook
The Fed has stated that they will do whatever it takes to get through COVID-19. We believe this will keep the front end of the yield curve anchored in place in the near term, as progress on a vaccine or cure is still distant. We expect consumer and overall economic data to be almost without precedent as we expect unemployment to soar. The growing stress on individual households, small businesses, and even global companies alike will continue to increase as long as lockdowns remain in place. Even once lifted, we do not forecast an immediate return to normal and, as such, do not forecast the broader economic strength exhibited over the last several years to return over the short term. Over the near term, we expect no rise in inflation, but given the surge in the money supply, we

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2020 (Unaudited)
could see inflationary pressure build over the medium term. We remain positive on MBS spread valuations over the longer term and believe there is significant capacity for spread tightening to occur. Lastly, we expect interest rate volatility to remain somewhat muted through year-end due to ongoing fiscal and monetary programs deployed to assist in fighting COVID-19, chiefly quantitative easing.
Given our outlook on the broader bond markets, we plan to continue to actively manage the Fund versus the Index from a duration standpoint, especially after a 115-bps rally in the 5-Year U.S. Treasury Yield. To the extent the curve sees a large bear steepening, likely due to inflation or supply, we will look to take advantage. From an asset allocation perspective, we plan to reinvest legacy portfolio runoff into certain sub-sectors of Agency MBS. With spreads on Agency MBS still fairly wide compared to historical averages, this serves as an opportunity to lock in longer, more certain mortgage cash flows in government backed guaranteed sectors with limited to no credit loss risk, in our opinion. In our view, this approach would provide some yield, income, dividend, and spread protection for shareholders. As part of the investment team’s Agency MBS strategy, a substantial portion of the agency securities have been, and will continue to be, invested in the collateralized mortgage obligation and interest-only sectors to increase the income, economic earnings and tradability of the portfolio. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 52.7%
	Collateralized Mortgage Obligations – 38.3%
	Federal Home Loan Mortgage Corp.
$2	Series 1007, Class H, 1 Mo. LIBOR x -1.35 + 20.88% (a)	19.78%	10/15/20	$2
15,614	Series 1394, Class ID, Cost of Funds 11th District of San Fransisco x -4.67 + 44.56%, Capped at 9.57% (a)	9.57%	10/15/22	16,983
16,449	Series 2303, Class SW, Cost of Funds 11th District of San Fransisco x -15.87 + 121.11%, Capped at 10.00% (a)	10.00%	03/01/24	2,229
61,487	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (a)	25.33%	07/15/31	102,253
261,864	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (a)	6.50%	03/01/32	47,493
575,664	Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 + 7.45% (a)	6.64%	11/15/33	112,687
1,393,185	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	5.84%	05/15/35	262,886
286,809	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (a)	21.09%	06/15/35	555,815
233,470	Series 3108, Class QZ	6.00%	02/01/36	361,028
13,874	Series 3195, Class SX, 1 Mo. LIBOR x -6.5 + 46.15% (a)	40.86%	07/15/36	59,125
317,898	Series 3210, Class ZA	6.00%	09/01/36	419,685
122,913	Series 3410, Class HC	5.50%	02/01/38	141,794
90,870	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (a)	5.22%	05/15/38	14,291
460,275	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (a)	5.27%	12/15/36	84,072
146,067	Series 3784, Class BI, IO	3.50%	01/01/21	1,399
250,000	Series 3797, Class KB	4.50%	01/01/41	303,406
30,329	Series 3898, Class NI, IO	5.00%	07/01/40	116
496,639	Series 3985, Class GI, IO	3.00%	10/01/26	17,536
45,685	Series 4021, Class IP, IO	3.00%	03/01/27	2,519
674,434	Series 4057, Class YI, IO	3.00%	06/01/27	44,953
1,282,855	Series 4082, Class PI, IO	3.00%	06/01/27	80,358
804,125	Series 4206, Class IA, IO	3.00%	03/01/33	82,044
909,517	Series 4258, Class CO	(b)	06/01/43	858,294
469,145	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (a)	4.00%	10/15/42	490,248
4,949,105	Series 4619, Class IB, IO	4.00%	12/01/47	174,746
10,567,768	Series 4938, Class IB, IO	4.00%	07/01/49	1,380,923
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
49,838	Series T-56, Class APO	(b)	05/01/43	48,008
	Federal Home Loan Mortgage Corp., STRIPS
74,637	Series 177, IO	7.00%	06/17/26	10,254
613,509	Series 243, Class 2, IO	5.00%	11/01/35	105,054
4,217,651	Series 303, Class C17, IO	3.50%	01/01/43	559,196
	Federal National Mortgage Association
67,211	Series 1996-46, Class ZA	7.50%	11/01/26	75,835
246,918	Series 1997-85, Class M, IO	6.50%	12/01/27	21,660
45,379	Series 2002-80, Class IO, IO	6.00%	09/01/32	6,437
84,793	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (a)	7.51%	03/25/33	16,883
112,139	Series 2003-44, Class IU, IO	7.00%	06/01/33	27,289
645,742	Series 2003-62, Class PO	(b)	07/01/33	612,563
549,978	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (a)	6.61%	07/25/34	108,913
16,750	Series 2004-74, Class SW, 1 Mo. LIBOR x -2 + 15.50% (a)	14.06%	11/25/31	24,064
378,045	Series 2004-W10, Class A6	5.75%	08/01/34	433,778
273,214	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (a)	26.65%	01/25/36	542,445
26,947	Series 2005-59 SU, 1 Mo. LIBOR x -5 + 25.50% (a)	23.06%	06/25/35	47,030
101,564	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (a)	6.21%	02/25/35	21,274
420,983	Series 2005-74, Class NZ	6.00%	09/01/35	599,185
228,824	Series 2006-105, Class ZA	6.00%	11/01/36	323,676
696,154	Series 2006-5, Class 3A2, 1 Mo. LIBOR + 2.08% (c)	3.80%	05/01/35	727,890
61,437	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (a)	5.96%	10/25/37	12,156
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$238,660	Series 2007-30, Class ZM	4.25%	04/01/37	$299,033
292,846	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (a)	6.26%	05/25/37	66,695
294,177	Series 2008-17, Class BE	5.50%	10/01/37	372,015
182,000	Series 2008-2, Class PH	5.50%	02/01/38	231,355
494,000	Series 2009-28, Class HX	5.00%	05/01/39	630,888
188,674	Series 2009-37, Class NZ	5.71%	02/01/37	246,436
1,304,849	Series 2010-103, Class ID, IO	5.00%	09/01/40	281,168
440	Series 2010-104, Class CI, IO	4.00%	09/01/20	1
13,023	Series 2010-145, Class TI, IO	3.50%	12/01/20	40
86,041	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (a)	20.08%	09/01/40	158,012
12,109	Series 2011-5, Class IK, IO	8.00%	02/01/21	187
825,000	Series 2011-52, Class LB	5.50%	06/01/41	953,774
399,051	Series 2011-66, Class QI, IO	3.50%	07/01/21	6,116
1,807,176	Series 2011-81, Class PI, IO	3.50%	08/01/26	100,668
106,907	Series 2012-111, Class B	7.00%	10/01/42	128,279
1,499,342	Series 2012-112, Class BI, IO	3.00%	09/01/31	92,540
1,734,122	Series 2012-125, Class MI, IO	3.50%	11/01/42	234,613
20,975	Series 2012-74, Class OA	(b)	03/01/42	20,074
20,975	Series 2012-75, Class AO	(b)	03/01/42	20,057
147,071	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (a)	8.04%	01/01/44	184,875
275,135	Series 2013-28, Class AQ	2.00%	07/01/38	275,344
1,563,662	Series 2013-32, Class IG, IO	3.50%	04/01/33	164,372
403,356	Series 2013-51, Class PI, IO	3.00%	11/01/32	35,268
2,856,595	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	5.66%	04/25/45	526,580
999,053	Series 2015-76, Class BI, IO	4.00%	10/01/39	69,782
2,914,254	Series 2015-97, Class AI, IO	4.00%	09/01/41	171,562
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	57,065
7,253,479	Series 2017-109, Class SJ, IO, 1 Mo. LIBOR x -1+ 6.20% (a)	5.71%	01/25/48	1,188,416
	Federal National Mortgage Association, STRIPS
50,190	Series 305, Class 12, IO (d)	6.50%	12/01/29	8,257
60,175	Series 355, Class 18, IO	7.50%	11/01/33	14,102
2,093,330	Series 387, Class 10, IO	6.00%	04/01/38	362,579
1,237,694	Series 406, Class 6, IO (d)	4.00%	01/01/41	174,029
	Government National Mortgage Association
359,750	Series 2004-95, Class QZ	4.50%	11/01/34	400,608
238,157	Series 2005-33, Class AY	5.50%	04/01/35	272,825
90,737	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (a)	14.52%	06/17/35	119,331
328,418	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (a)	5.58%	09/20/35	74,324
46,720	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (a)	77.76%	06/20/36	156,640
516,432	Series 2007-14, Class PB	5.40%	03/01/37	584,504
82,979	Series 2007-50, Class AI, IO, 1 Mo. LIBOR x -1 + 6.78% (a)	6.06%	08/20/37	14,351
275,959	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	5.93%	11/20/37	42,834
100,000	Series 2008-2, Class HB	5.50%	01/01/38	123,992
304,000	Series 2008-32, Class JD	5.50%	04/01/38	386,917
231,943	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (a)	6.02%	08/20/38	43,975
499,103	Series 2009-100, Class SL, IO, 1 Mo. LIBOR x -1 + 6.50% (a)	5.71%	05/16/39	23,387
191,466	Series 2009-12, Class IE, IO	5.50%	03/01/39	32,526
22,495	Series 2009-65, Class NJ, IO	5.50%	07/01/39	528
133,577	Series 2009-79, Class PZ	6.00%	09/01/39	177,859
715,000	Series 2010-61, Class KE	5.00%	05/01/40	905,117
69,795	Series 2011-131, Class EI, IO	4.50%	08/01/39	547
420,738	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	5.36%	07/16/43	82,267
985,784	Series 2014-41, Class St, 1 Mo. LIBOR x -2.67 + 11.47% (a)	9.55%	11/20/42	1,056,964
7,394,760	Series 2015-158, Class KS, IO, 1 Mo. LIBOR x -1 + 6.25% (a)	5.53%	11/20/45	1,550,229

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$72,385	Series 2016-139, Class MZ	1.50%	07/01/45	$72,264
145,501	Series 2017-4, Class CZ	3.00%	01/01/47	164,802
112,568	Series 2017-H18, Class DZ (d)	4.59%	09/01/67	152,370
				23,453,818
	Commercial Mortgage-Backed Securities – 7.2%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
19,950,731	Series K087, Class X1, IO (e)	0.51%	12/01/28	575,010
	Government National Mortgage Association
218,000	Series 2013-57, Class D (d)	2.35%	06/01/46	225,298
4,461,322	Series 2016-11, Class IO (d)	0.89%	01/01/56	254,448
7,811,179	Series 2016-143, Class IO	0.96%	10/01/56	561,955
10,823,074	Series 2016-166, Class IO (d)	1.04%	04/01/58	775,540
16,867,315	Series 2017-126, Class IO (e)	0.79%	08/01/59	1,120,268
13,534,541	Series 2017-7, Class IO (d)	0.96%	12/01/58	898,056
				4,410,575
	Pass-through Security – 7.2%
	Federal Home Loan Mortgage Corp.
172,329	Pool A94738	4.50%	11/01/40	186,003
526,177	Pool K36017	5.00%	09/01/47	564,304
893,482	Pool U99176	4.00%	12/01/47	980,589
	Federal National Mortgage Association
3,241	Pool 535919	6.50%	05/01/21	3,611
699,740	Pool 831145	6.00%	12/01/35	807,803
598,121	Pool 843971	6.00%	11/01/35	678,515
1,099,689	Pool AB5688	3.50%	07/01/37	1,176,096
				4,396,921
	Total U.S. Government Agency Mortgage-Backed Securities			32,261,314
	(Cost $31,579,699)
MORTGAGE-BACKED SECURITIES – 39.5%
	Collateralized Mortgage Obligations – 36.0%
	Accredited Mortgage Loan Trust
260,061	Series 2003-2, Class A1	4.98%	10/01/33	261,409
	ACE Securities Corp. Home Equity Loan Trust
803,704	Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR + 0.22% (c)	0.71%	12/25/36	379,829
	Asset Backed Securities Corp Home Equity Loan Trust
122,399	Series 2005-HE4, Class M4, 1 Mo. LIBOR + 0.95% (c)	1.43%	05/25/35	122,315
	Banc of America Funding Corp.
23,721	Series 2008-R2, Class 1A4 (f)	6.00%	09/01/37	23,785
	Banc of America Mortgage Trust
48,897	Series 2002-L, Class 1A1 (e)	3.25%	12/01/32	36,780
133,419	Series 2005-A, Class 2A1 (e)	3.68%	02/01/35	124,677
	Chase Mortgage Finance Trust
102,788	Series 2007-A1, Class 1A3 (e)	4.22%	02/01/37	97,631
	Citigroup Mortgage Loan Trust
172,890	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (c)	3.84%	09/01/35	168,987
40,509	Series 2009-10, Class 1A1 (e) (f)	4.31%	09/01/33	38,655
458,422	Series 2012-7, Class 10A2 (e) (f)	4.70%	09/01/36	417,114
	Countrywide Home Loan Mortgage Pass-Through Trust
236,217	Series 2003-46, Class 2A1 (e)	3.87%	01/01/34	213,137
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Countrywide Home Loan Mortgage Pass-Through Trust (Continued)
$80,409	Series 2005-HYB3, Class 2A6B (e)	4.00%	06/01/35	$77,658
226,520	Series 2006-21, Class A8	5.75%	02/01/37	172,689
405,653	Series 2006-HYB5, Class 3A1A (e)	4.01%	09/01/36	345,200
	Credit Suisse First Boston Mortgage Securities Corp.
336,947	Series 2004-AR2, Class 1A1 (e)	3.75%	03/01/34	308,686
113,061	Series 2004-AR8, Class 6A1 (e)	4.01%	09/01/34	113,334
95,072	Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (c)	0.79%	07/25/35	89,416
	Credit Suisse Mortgage Trust
10,842	Series 2011-12R, Class 3A1 (e) (f)	3.65%	07/27/36	10,741
10,402	Series 2014-11R, Class 9A1, 1 Mo. LIBOR + 0.14% (c) (f)	1.09%	10/27/36	10,413
370,331	Series 2017-FHA1, Class A1 (f)	3.25%	04/01/47	368,821
	Deutsche ALT-A Securities, Inc., Mortgage Loan Trust
2,734	Series 2003-3, Class 3A1	5.00%	10/25/33	2,738
	DSLA Mortgage Loan Trust
479,882	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (c)	1.46%	07/19/44	418,303
577,874	Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR + 0.14% (c)	0.86%	04/19/47	490,049
	Galton Funding Mortgage Trust
226,471	Series 2018-2, Class A41 (f)	4.50%	10/01/58	231,372
	GSR Mortgage Loan Trust
6,599	Series 2003-10, Class 1A12 (e)	4.62%	10/01/33	6,078
174,408	Series 2005-AR1, Class 4A1 (e)	3.38%	01/01/35	151,109
	Harborview Mortgage Loan Trust
295,995	Series 2004-6, Class 3A1 (e)	4.33%	08/01/34	267,828
	Home Equity Asset Trust
31,111	Series 2005-3, Class M4, 1 Mo. LIBOR + 0.64% (c)	1.13%	08/25/35	30,933
451,714	Series 2005-9, Class M1, 1 Mo. LIBOR + 0.41% (c)	0.90%	04/25/36	440,152
	Impac CMB Trust
151,477	Series 2004-6, Class 1A2, 1 Mo. LIBOR + 0.78% (c)	1.27%	10/25/34	144,331
	IXIS Real Estate Capital Trust
1,071,572	Series 2007-HE1, Class A3, 1 Mo. LIBOR + 0.16% (c)	0.65%	05/25/37	326,264
	JP Morgan Mortgage Trust
727,187	Series 2005-ALT1, Class 4A1 (e)	4.28%	10/01/35	617,889
461,699	Series 2006-A2, Class 4A1 (e)	4.67%	08/01/34	453,787
117,685	Series 2006-A2, Class 5A3 (e)	4.11%	11/01/33	113,102
82,000	Series 2014-2, Class 1A1 (f)	3.00%	06/01/29	83,457
	MASTR Adjustable Rate Mortgages Trust
30,702	Series 2004-13, Class 3A7B, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00% (c)	2.14%	11/01/34	29,809
	MASTR Alternative Loan Trust
3,579,993	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (c)	0.84%	03/25/36	266,452
	MASTR Asset Backed Securities Trust
755,862	Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (c)	0.65%	11/25/36	518,114
1,220,593	Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.11% (c)	0.60%	08/25/36	594,954
557,142	Series 2006-NC2, Class A5, 1 Mo. LIBOR + 0.24% (c)	0.73%	08/25/36	282,125
	MASTR Asset Securitization Trust
12,740	Series 2003-11, Class 5A2	5.25%	12/01/23	12,336
50,893	Series 2003-11, Class 6A16	5.25%	12/01/33	52,937
	Mellon Residential Funding Corp. Mortgage Pass-Through Trust
227,749	Series 2001-TBC1, Class A1, 1 Mo. LIBOR + 0.70% (c)	1.51%	11/15/31	217,094
214,726	Series 2002-TBC2, Class A, 1 Mo. LIBOR + 0.86% (c)	1.67%	08/15/32	192,769
	Meritage Mortgage Loan Trust
2,469	Series 2004-2, Class M3, 1 Mo. LIBOR + 0.98% (c)	1.46%	01/25/35	2,165
	Morgan Stanley Mortgage Loan Trust
357,256	Series 2004-7AR, Class 2A6 (e)	3.94%	09/01/34	332,538

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	MortgageIT Trust
$209,779	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (c)	2.63%	05/01/35	$201,883
	New Residential Mortgage Loan Trust
438,804	Series 2014-2A, Class A2 (f)	3.75%	05/01/54	450,703
532,617	Series 2016-1A, Class A1 (f)	3.75%	03/01/56	545,942
410,227	Series 2016-3A, Class A1 (f)	3.75%	09/01/56	420,353
	Nomura Asset Acceptance Corporation
789,843	Series 2004-AR4, Class M1, 1 Mo. LIBOR + 1.10% (c)	1.59%	12/25/34	765,493
	Nomura Resecuritization Trust
1,196,171	Series 2015-6R, Class 2A4 (e) (f)	6.01%	01/02/37	971,829
	Oakwood Mortgage Investors, Inc.
109,270	Series 2001-B, Class A2, 1 Mo. LIBOR + 0.38% (c) (f)	1.17%	08/15/30	108,415
	Provident Funding Mortgage Loan Trust
49,874	Series 2004-1, Class 1A1 (e)	3.92%	04/01/34	46,455
83,663	Series 2005-1, Class 1A1 (e)	3.64%	05/01/35	84,183
	Residential Accredit Loans, Inc.
120,262	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.27% (c)	0.76%	02/25/46	78,049
1,275,563	Series 2006-QS6, Class 1AV, IO (e)	0.76%	06/01/36	29,544
	Residential Asset Securitization Trust
27,453	Series 2004-A3, Class A7	5.25%	06/01/34	28,865
	Saxon Asset Securities Trust
807,109	Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (c)	0.79%	05/25/47	657,816
	Sequoia Mortgage Trust
551,001	Series 2017-CH2, Class A10 (f)	4.00%	12/01/47	559,268
145,462	Series 2018-CH2, Class A12 (f)	4.00%	06/01/48	148,189
	Structured Adjustable Rate Mortgage Loan Trust
226,570	Series 2004-2, Class 4A2 (e)	3.65%	03/01/34	206,579
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
37,682	Series 2001-SB1, Class A2	3.38%	08/01/31	35,646
	Thornburg Mortgage Securities Trust
192,946	Series 2003-4, Class A1, 1 Mo. LIBOR + 0.64% (c)	1.13%	09/25/43	181,590
	Towd Point Mortgage Trust
464,528	Series 2015-1, Class AES (f)	3.00%	10/01/53	466,637
759,663	Series 2015-2, Class 2A1 (f)	3.75%	11/01/57	766,634
731,331	Series 2016-1, Class A3B (f)	3.00%	02/01/55	737,543
1,045,000	Series 2016-2, Class M2 (f)	3.00%	08/01/55	1,014,555
	Wachovia Mortgage Loan Trust, LLC
148,049	Series 2006-A, Class 3A1 (e)	4.33%	05/01/36	132,119
	WaMu Mortgage Pass-Through Certificates
164,242	Series 2003-AR5, Class A7 (e)	4.52%	06/01/33	154,277
261,707	Series 2004-AR1, Class A (e)	3.84%	03/01/34	246,023
311,132	Series 2004-AR10, Class A1B, 1 Mo. LIBOR + 0.42% (c)	0.91%	07/25/44	288,827
263,433	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (c)	1.21%	11/25/34	243,746
44,448	Series 2004-AR3, Class A2 (e)	4.07%	06/01/34	41,514
369,741	Series 2005-AR1, Class A1A, 1 Mo. LIBOR + 0.64% (c)	1.13%	01/25/45	349,960
486,595	Series 2005-AR11, Class A1A, 1 Mo. LIBOR + 0.32% (c)	0.81%	08/25/45	468,168
543,043	Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR + 0.46% (c)	0.95%	04/25/45	510,485
193,497	Series 2005-AR9, Class A1A, 1 Mo. LIBOR + 0.64% (c)	1.13%	07/25/45	175,521
320,470	Series 2006-AR2, Class 1A1 (e)	3.71%	03/01/36	282,786
	Washington Mutual Alternative Mortgage Pass-Through Certificates
18,966	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (a)	36.56%	06/25/37	42,434
	Washington Mutual MSC Mortgage Pass-Through Certificates
234,474	Series 2004-RA1, Class 2A	7.00%	03/01/34	243,731
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	WinWater Mortgage Loan Trust
$430,514	Series 2015-3, Class B1 (e) (f)	3.90%	03/01/45	$431,757
228,825	Series 2015-5, Class A5 (f)	3.50%	08/01/45	230,540
				22,008,021
	Commercial Mortgage-Backed Securities – 3.5%
	Hudsons Bay Simon JV Trust
510,000	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.90% (c) (f)	5.28%	08/05/34	457,297
	Morgan Stanley Capital I Trust
1,787,000	Series 2017-CLS, Class D, 1 Mo. LIBOR + 1.40% (c) (f)	2.21%	11/15/34	1,715,171
				2,172,468
	Total Mortgage-Backed Securities			24,180,489
	(Cost $26,196,345)
ASSET-BACKED SECURITIES – 1.1%
	Green Tree Financial Corp.
38,442	Series 1998-4, Class A7	6.87%	04/01/30	39,314
	Mid-State Capital Corp. Trust
273,392	Series 2004-1, Class M1	6.50%	08/01/37	289,363
309,859	Series 2005-1, Class A	5.75%	01/01/40	325,316
	Total Asset-Backed Securities			653,993
	(Cost $624,570)

Total Investments – 93.3%	57,095,796
(Cost $58,400,614) (g)
Net Other Assets and Liabilities – 6.7%	4,072,763
Net Assets – 100.0%	$61,168,559
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury CBT Ultra Bond Futures	Short	7	Jun 2020	$ (1,573,469)	$(110,703)

(a)	Inverse floating rate security.
(b)	Zero coupon security.
(c)	Floating or variable rate security.
(d)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(e)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2020, securities noted as such amounted to $10,209,191 or 16.7% of net assets.
(g)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,374,663 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,790,184. The net unrealized depreciation was $1,415,521. The amounts presented are inclusive of derivative contracts.

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$ 32,261,314	$ —	$ 32,261,314	$ —
Mortgage-Backed Securities	24,180,489	—	24,180,489	—
Asset-Backed Securities	653,993	—	653,993	—
Total Investments	$ 57,095,796	$—	$ 57,095,796	$—
LIABILITIES TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (110,703)	$ (110,703)	$ —	$ —
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
April 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $58,400,614)	$ 57,095,796
Cash	3,677,594
Restricted Cash	414,227
Interest receivable	335,233
Prepaid expenses	18,900
Total Assets	61,541,750
LIABILITIES:
Payables:
Variation margin	223,479
Audit and tax fees	51,206
Investment advisory fees	41,354
Administrative fees	25,819
Transfer agent fees	10,086
Custodian fees	7,344
Shareholder reporting fees	6,441
Legal fees	3,533
Financial reporting fees	1,467
Trustees’ fees and expenses	1,370
Other liabilities	1,092
Total Liabilities	373,191
NET ASSETS	$61,168,559
NET ASSETS consist of:
Paid-in capital	$ 66,607,906
Par value	42,131
Accumulated distributable earnings (loss)	(5,481,478)
NET ASSETS	$61,168,559
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.52
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Six Months Ended April 30, 2020 (Unaudited)
INVESTMENT INCOME:
Interest	$ 917,119
Other	426,309
Total investment income	1,343,428
EXPENSES:
Investment advisory fees	262,647
Administrative fees	35,288
Audit and tax fees	33,802
Transfer agent fees	17,618
Listing expense	11,199
Custodian fees	10,442
Shareholder reporting fees	8,904
Trustees’ fees and expenses	8,066
Financial reporting fees	4,551
Legal fees	2,328
Other	7,065
Total expenses	401,910
NET INVESTMENT INCOME (LOSS)	941,518
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(215,636)
Futures	(51,952)
Purchased options contracts	(37,608)
Written options contracts	29,595
Net realized gain (loss)	(275,601)
Net change in unrealized appreciation (depreciation) on:
Investments	(659,922)
Futures	(136,359)
Purchased options contracts	(15,894)
Net change in unrealized appreciation (depreciation)	(812,175)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,087,776)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(146,258)
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 941,518	$ 1,444,816
Net realized gain (loss)	(275,601)	139,239
Net change in unrealized appreciation (depreciation)	(812,175)	1,234,284
Net increase (decrease) in net assets resulting from operations	(146,258)	2,818,339
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,516,722)	(2,109,890)
Return of capital	—	(923,552)
Total distributions to shareholders	(1,516,722)	(3,033,442)
Total increase (decrease) in net assets	(1,662,980)	(215,103)
NET ASSETS:
Beginning of period	62,831,539	63,046,642
End of period	$ 61,168,559	$ 62,831,539
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,
		2019	2018	2017	2016 (a)	2015
Net asset value, beginning of period	$ 14.91	$ 14.96	$ 15.47	$ 15.53	$ 16.05	$ 17.02
Income from investment operations:
Net investment income (loss)	0.22	0.34	0.45	0.18	(0.02)	1.02
Net realized and unrealized gain (loss)	(0.25)	0.33	(0.21)	0.54	0.41	(0.97)
Total from investment operations	(0.03)	0.67	0.24	0.72	0.39	0.05
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.50)	(0.42)	(0.46)	(0.54)	(0.47)
Return of capital	—	(0.22)	(0.33)	(0.32)	(0.37)	(0.55)
Total distributions paid to Common Shareholders	(0.36)	(0.72)	(0.75)	(0.78)	(0.91)	(1.02)
Net asset value, end of period	$14.52	$14.91	$14.96	$15.47	$15.53	$16.05
Market value, end of period	$13.29	$13.99	$13.01	$14.39	$14.00	$14.58
Total return based on net asset value (b)	(0.06)%	5.08%	2.13%	5.25%	3.05%	1.06%
Total return based on market value (b)	(2.51)%	13.37%	(4.52)%	8.60%	2.26%	3.34%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 61,169	$ 62,832	$ 63,047	$ 65,196	$ 65,437	$ 67,639
Ratio of total expenses to average net assets	1.30% (c)	1.33%	1.59%	1.25%	1.47%	1.55%
Ratio of total expenses to average net assets excluding interest expense	1.30% (c)	1.33%	1.59%	1.25%	1.43%	1.51%
Ratio of net investment income (loss) to average net assets	3.05% (c)	2.29%	2.95%	1.12%	(0.11)%	6.18%
Portfolio turnover rate	17%	69%	30%	27%	49%	46%

(a)	Effective September 19, 2016, the portfolio management of the Fund transitioned to the Securitized Products Group of First Trust, formerly known as First Trust Mortgage Securities Team. Schroder Investment Management North America Inc. acquired the portfolio management team of Brookfield Investment Management Inc. (“Brookfield”), previously responsible for the portfolio management of the Fund, resulting in the automatic termination of the investment sub-advisory agreement among Brookfield, First Trust and the Fund. In connection with the change in portfolio management, First Trust agreed to lower the investment management fee payable by the Fund to a rate of 0.85% of the Fund’s managed assets, a decrease from the Fund’s previous investment management fee of 1.00% of the Fund’s managed assets.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
April 30, 2020 (Unaudited)
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2020 (Unaudited)
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2020 (Unaudited)
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2020 (Unaudited)
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $414,227 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2020 (Unaudited)
E. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
F. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$2,109,890
Capital gains	—
Return of capital	923,552
As of October 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(2,300,345)
Net unrealized appreciation (depreciation)	(1,518,153)
Total accumulated earnings (losses)	(3,818,498)
Other	—
Paid-in capital	66,650,037
Total net assets	$62,831,539

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2020 (Unaudited)
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2019, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2019, the Fund had net capital losses for federal income tax purposes of $2,300,345 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2019, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of April 30, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
J. Expenses
The Fund will pay all expenses directly related to its operations.
K. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2020 (Unaudited)
As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2020, were $8,249,213 and $1,823,139, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2020, were $1,015,278 and $8,850,413, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 0	Unrealized depreciation on futures contracts*	$ (110,703)
* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$(51,952)
Net realized gain (loss) on purchased options	(37,608)
Net realized gain (loss) on written options	29,595
Net change in unrealized appreciation (depreciation) on futures	(136,359)
Net change in unrealized appreciation (depreciation) on purchased options	(15,894)
During the six months ended April 30, 2020, the notional value of futures contracts opened and closed were $18,149,150 and $20,773,021, respectively.
During the six months ended April 30, 2020, the premiums for purchased options opened were $18,346, and the premiums for purchased options closed, exercised and expired were $37,608.
During the six months ended April 30, 2020, the premiums for written options opened were $29,595, and the premiums for written options closed, exercised and expired were $29,595.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2020 (Unaudited)
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

*Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Additional Information
First Trust Mortgage Income Fund (FMY)
April 30, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

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SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 23, 2020, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of First Trust Mortgage Income Fund as Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 3,848,168, the number of votes against was 25,077, and the number of broker non-votes was 339,870. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer of one or more securities in the Fund’s portfolio will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

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Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial institutions use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset

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April 30, 2020 (Unaudited)
value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency. In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to

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April 30, 2020 (Unaudited)
limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Valuation Risk. The valuation of mortgage-backed securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On May 28, 2020, the By-Laws of the Fund were amended and restated (the “Amended By-Laws”). The Amended By-Laws include, among other things, additional procedures to be followed by shareholders recommending nominees to the Fund’s Board of Trustees as well by the nominees themselves.  Under the Amended By-Laws, in connection with any shareholder nominating a person for election as a Trustee, such shareholder must obtain from the Secretary of the Fund a questionnaire to be completed by the nominee which must be returned and received by the Secretary at the principal executive offices of the Fund within ten (10) business days after the Secretary sends such questionnaire.  Additionally, the Amended By-Laws require that a shareholder notice of the nomination of a person for election as a Trustee must include a representation from the nominee that the nominee intends to appear in person at the shareholder meeting and, to be eligible for election as a Trustee, the shareholder nominee must be in attendance at the meeting at which such nominee is to stand for election.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 30, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	June 30, 2020

* Print the name and title of each signing officer under his or her signature.